EXHIBIT 32.2

Avensys Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Avensys Corporation (the Company) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, André Maréchal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Avensys Corporation and will be retained by Avensys Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Avensys Corporation

Date: May 14, 2008	By:	/s/ André Maréchal
André Maréchal
Chief Financial Officer